                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ---------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               November 3, 2000





                                FMC CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                       1-2376                  94-4079804
----------------------------         -------------         ---------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
    or incorporation)                 File Number)           Identification No.)



             200 East Randolph Drive, Chicago, Illinois   60601
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)




                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code
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     Item 7.   Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are furnished as part of this report to the extent described in Item 9.

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 Exhibit         Topic                                     Presenters
 Index
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 Exhibit 99a     CORPORATE OVERVIEW                        Randall J. Woods
                    Introduction and Summary of Results    Robert N. Burt
                    Since Our 1998 Analysts' Meeting       Joseph H. Netherland
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 Exhibit 99b        Report of Chief Financial Officer      William H. Schumann
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 Exhibit 99c     Energy Systems                            Peter D. Kinnear
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 Exhibit 99d     Food and Transportation                   Charles H. Cannon
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 Exhibit 99e     Agricultural Products Group               W. Kim Foster
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 Exhibit 99f     Specialty Chemicals Group                 Ted Butz
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 Exhibit 99g     Industrial Chemicals Group                Robert I. Harries
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     Item 9. Regulation FD Disclosure. The analysts' meeting of FMC Corporation was held on November 3, 2000 in New York City. Presentations made by FMC officers at the meeting are available for replay via webcast that may be accessed at the company's website. Slide presentations made at the meeting are also available at the company's website and are attached hereto as exhibits to this report. The posting and furnishment of this information is not intended to, and does not, constitute a determination by the company that the information is material or that investors should consider this information before deciding to buy or sell FMC securities


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FMC CORPORATION


                                       By /s/ Stephen F. Gates
                                          -----------------------------------
                                          Stephen F. Gates
                                          Senior Vice President, General
                                           Counsel and Secretary



Date: November 3, 2000